Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 4 - Commitments and Contingencies

A.	Israel Innovation Authority

The Company has received royalty-bearing grants from the Israel Innovation Authority (“the IIA”), for approved research and development projects. The programs include grants for: wages, materials, subcontractors and miscellaneous. The Company is required to pay royalties at the rate of 3%-3.5% on sales of the products developed with the funds provided by the IIA, up to an amount equal to 100% of the IIA research and development grant received, linked to the dollar including accrued interest at the LIBOR rate.

As of December 31, 2019, IIA program was completed. The total amount of the IIA grant received was $748 thousand.

As of June 30, 2023, the maximum obligation with respect to the grants received from the IIA, including accrued interest, contingent upon entitled future sales, is $781 thousand . When a company develops know-how, technology or products using IIA grants, the terms of these grants and the Research Law restrict the transfer of such know-how, and the transfer of manufacturing or manufacturing rights of such products, technologies or know-how outside of Israel, without the prior approval of the IIA. Therefore, the discretionary approval of an IIA committee would be required for any transfer to third parties inside or outside of Israel of know-how or manufacturing or manufacturing rights related to those aspects of such technologies. We may not receive those approvals.

B.	Former Parent Company

On January 28, 2022, the Former Parent Company announced it had entered into a binding agreement with a consortium of investors led by Medigus and facilitated by Israeli venture capital firm L.I.A. Pure Capital Ltd (“Pure Capital”), for the sale of 100% of the share capital of the Company for a total consideration of AUD 6 million in cash (the “Acquisition”), and all outstanding liabilities between the Company and the Former Parent Company were converted into equity immediately prior to the closing of the Acquisition.

On February 2, 2022 (the “Issue Date”), the Company issued to the Former Parent Company a warrant to purchase 111,261 Ordinary Shares. The exercise price of such warrant is (A) if a Trigger Event (defined below) occurs, the price per Company Ordinary Shares in the IPO, or, (B) if a Trigger Event has not occurred, US $2.7797 per each Company Ordinary Shares, reflecting a pre-money valuation of US $10,000,000 on a fully diluted as-converted basis as of the Issue Date. Further, (A) if an IPO of the Company occurs before the fifth anniversary of the Issue Date, then the warrant shall expire after the lapse of 90 days from the earlier of (“Trigger Event”): (i) the fifth anniversary of the Issue Date; or (ii) the price per each Company Ordinary Shares has increased by at least 50% compared to the listing price per Company Ordinary Shares as part of the IPO (to be determined based upon one-calendar-month volume weighted average price); and (B) if no IPO of the Company occurs before the lapse of the fifth anniversary of the Issue Date, then the warrant shall expire after the lapse of 12 months from the fifth anniversary of the Issue Date. As of June 30, 2023, the number of the outstanding warrants is 111,261.

C.	Consultant agreements

On March 1, 2022, the Company entered into a consulting services agreement with two consultants, pursuant to which, subject to the completion of a capital raise of at least $5 million, the consultants would be entitled to 179,510 warrants to each one of them, with each whole warrant exercisable for one Ordinary Share, at an exercise price of NIS 0.02 per Ordinary Share, which may be paid via cashless, exercise at any time after the six-month anniversary of the grant date. The warrants will be fully vested upon grant and will be exercisable at any time and from time to time, in whole or in part for a period of five years from the date of their grant. Considering the de-minimis exercise price, the fair values of the warrants were determined, taking into consideration the following assumptions: Company’s Ordinary Share price of $2.32 (considering the implied share price of $2.32 of the January 2022 acquisition (see Note 4B above) and the likelihood of a successful IPO at the expected target price back then) at $194 thousand each to be recognized over the expected term.

Total share-based compensation expenses for the six months period ended June 30, 2023 and June 30, 2022 was $91,531 and $96,915 respectively (see Note 8E).

D.	Agreement with underwriter

On February 8, 2022, the Company signed a letter of engagement with Aegis Capital Corp. (“Aegis”), which expired pursuant to written notice from the Company on May 5, 2023, and reengaged on June 26, 2023, pursuant to which Aegis will act as an underwriter on a “firm commitment” basis (“Offering”).

The underwriting compensation includes the following:

The underwriting discount will be 8.0% for the Offering and a non-accountable expense allowance equal to 1.0% of the Offering. In addition, Company will pay all expenses relating to the Offering, including a payment of $100,000 for fees and expenses that include “road show”, diligence, and reasonable legal fees and disbursements for Aegis’s counsel.

As additional compensation for Aegis’ services, the Company will issue to Aegis or its designees at the closing of the Offering (the “Closing”) warrants (the “Underwriter’s Warrants”) to purchase that number of Ordinary Share equal to 5.0% of the aggregate number of Ordinary Share sold in the Offering (excluding the over-allotment option). The Underwriter’s Warrants will be exercisable at any time and from time to time, in whole or in part, during the five-year period commencing six months from the Closing, at a price per share equal to 125.0% of the public offering price per Ordinary Share of the securities sold in the Offering and the Underwriter’s Warrants will be exercisable on a cash basis, provided that if a registration statement registering the Ordinary Share underlying the Underwriter’s Warrants is not effective, the Underwriter’s Warrants may be exercised on a cashless basis. The Underwriter’s Warrants will provide for registration rights (including a one-time demand registration right and unlimited piggyback rights) and customary anti-dilution provisions (for Ordinary Share dividends and splits and recapitalizations) consistent with Rule 5110 of the Financial Industry Regulatory Authority (FINRA), and further, the number of Ordinary Share underlying the Underwriter’s Warrants will be reduced if necessary to comply with FINRA rules or regulations (see Note 8B).